Earnings per share	12 Months Ended
Dec. 27, 2014
Earnings Per Share [Abstract]
Earnings per share

(18) Earnings Per Share

The unaudited pro forma earnings per common share, basic and diluted, for fiscal 2014 gives effect to the number of shares whose proceeds would be necessary to pay the dividend on March 18, 2015, which was partially funded by proceeds from the amended and restated senior secured credit facility. Additionally, the Company intends to use a portion of the net proceeds of the offering to pay down indebtedness. Adjusted pro forma earnings per common share, basic and diluted, gives effect to the number of shares whose proceeds would be necessary to pay the dividend that was partially funded by the increased size of the credit facility.

The following table sets forth the computation of the unaudited pro forma earnings per common share, basic and diluted (in thousands, except per share data):

Year ended December 27, 2014
Pro forma earnings per common share, basic (unaudited):
Net income	$8,986
Pro forma weighted average number of shares
Weighted average number of common shares	25,846
Shares issued in offering necessary to pay dividend	2,150

Pro forma weighted average number of common shares	27,996

Pro forma earnings per common share, basic	$0.32

Pro forma earnings per common share, diluted (unaudited):
Net income	$8,986
Pro forma diluted weighted average number of shares
Diluted weighted average number of common shares	26,204
Shares issued in offering necessary to pay dividend	2,150

Pro forma diluted weighted average number of common shares	28,354

Pro forma earnings per common share, diluted	$0.32